ARROW MANAGED FUTURES STRATEGY FUND

a series of Arrow Investments Trust

CLASS A SHARES:  MFTFX

CLASS C SHARES:  MFTTX

INSTITUTIONAL CLASS SHARES:  MFTNX

Supplement dated January 31, 2013

to the Summary Prospectus, dated December 1, 2012

______________________________________________________________________

The following replaces the first two paragraphs and chart in the section “Principal Investment Strategies” in the Summary Prospectus, dated December 1, 2012:

Principal Investment Strategies: The Fund's advisor, Arrow Investment Advisors, LLC (the "Advisor"), seeks to achieve the Fund's investment objective by investing primarily in a combination of securities and derivatives that, as a whole, are expected to produce returns that track those of the benchmark. The Fund's benchmark is a blend of Trader Vic Index (50%) and AI Managed Futures Volatility Index (50%) (the "benchmark").

The benchmark is constructed to capture both up and down price trends in physical commodities and financial futures markets. The current components of the benchmark consist of approximately 17 sectors (7 commodities, 10 financial) with a total of 28 components, allocated 38% to financial futures, e.g., interest rates, and currencies, and 62% to physical commodities, e.g., energy, metals and agriculture. The components are positioned either long, flat or short based on their prices relative to their moving averages.

Benchmark Market, Sectors and Component							Scheme
Commodity Market: Sectors & Components							Financial Markets: Sector
Energy+	Livestock+	Grains+	Softs+	Precious Metals+	Industrial Metals	Infrastructure	Currencies*	Other*
Heating Oil Crude Oil Natural Gas Gasoline	Hogs Cattle	Corn Soybeans Wheat	Cocoa Coffee Cotton Sugar	Gold Silver Platinum	Copper	Lumber	Australian Dollar British Pound Canadian Dollar Euro Japanese Yen Swiss Franc	Volatility US 2-Year Note US 10-Year Note US 30-Year Bond

Definition: + represents the commodity sectors; * represents the financial sectors, which are also the financial components.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Prospectus,dated December 1, 2012, as amended January 31, 2013 and Summary Prospectus and Statement of Additional Information, each dated December 1, 2012, which provide information that you should know about the Fund before investing.